[USAA FIRST START LOGO APPEARS HERE. (REGISTERED TRADEMARK)]



                               SEMIANNUAL REPORT

              USAA FIRST START GROWTH FUND (REGISTERED TRADEMARK)

                                JANUARY 31, 2001



                [USAA LOGO APPEARS HERE. (REGISTERED TRADEMARK)]





TABLE OF CONTENTS

      USAA FAMILY OF FUNDS                                              1
      FAREWELL FROM MICKEY ROTH                                         2
      MESSAGE FROM THE PRESIDENT                                        3
      INVESTMENT REVIEW                                                 4
      MESSAGE FROM THE MANAGER                                          5
      FINANCIAL INFORMATION
         Portfolio of Investments                                       8
         Notes to Portfolio of Investments                             13
         Statement of Assets and Liabilities                           14
         Statement of Operations                                       15
         Statements of Changes in Net Assets                           16
         Notes to Financial Statements                                 17





IMPORTANT INFORMATION

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are streamlined. One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

    USAA Investment Management Company
    Attn: Report Mail
    9800 Fredericksburg Road
    San Antonio, TX 78284-8916

or phone a mutual fund representative at 1-800-531-8448 during business hours.

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE USAA FIRST START GROWTH FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY (IMCO). IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH GIVES FURTHER DETAILS ABOUT THE FUND.

USAA   WITH  THE  EAGLE  IS   REGISTERED   IN  THE  U.S.   PATENT  &   TRADEMARK
OFFICE.(COPYRIGHT)2001, USAA. ALL RIGHTS RESERVED.








                  USAA FAMILY OF FUNDS SUMMARY

FUND TYPE/NAME                RISK
----------------------------------------------
            CAPITAL APPRECIATION
----------------------------------------------
Aggressive Growth*            Very high
Capital Growth                Very high
Emerging Markets              Very high
First Start Growth            Moderate to high
Gold                          Very high
Growth                        Moderate to high
Growth & Income               Moderate
International                 Moderate to high
Science & Technology          Very high
Small Cap Stock               Very high
World Growth                  Moderate to high
----------------------------------------------
              ASSET ALLOCATION
----------------------------------------------
Balanced Strategy             Moderate
Cornerstone Strategy          Moderate
Growth and Tax Strategy       Moderate
Growth Strategy               Moderate to high
Income Strategy               Low to moderate
----------------------------------------------
              INCOME - TAXABLE
----------------------------------------------
GNMA Trust                    Low to moderate
High-Yield Opportunities      High
Income                        Moderate
Income Stock                  Moderate
Intermediate-Term Bond        Low to moderate
Short-Term Bond               Low
----------------------------------------------
             INCOME - TAX EXEMPT
----------------------------------------------
Long-Term                     Moderate
Intermediate-Term             Low to moderate
Short-Term                    Low
State Bond/Income             Moderate
----------------------------------------------
                  INDEXES
----------------------------------------------
Extended Market Index         High
Global Titans Index           Moderate to high
Nasdaq-100 Index              Very high
S&P 500 Index                 Moderate
----------------------------------------------
                MONEY MARKET
----------------------------------------------
Money Market                  Low
Tax Exempt Money Market       Low
Treasury Money Market Trust   Low
State Money Market            Low
----------------------------------------------

ALL FUNDS REQUIRE A MINIMUM $3,000 INVESTMENT.

THE INVESTART(REGISTERED TRADEMARK) PROGRAM IS AVAILABLE FOR INVESTORS WITHOUT THE $3,000 INITIAL INVESTMENT REQUIRED TO OPEN AN IMCO MUTUAL FUND ACCOUNT. A MUTUAL FUND ACCOUNT CAN BE OPENED WITH NO INITIAL INVESTMENT IF YOU ELECT TO HAVE MONTHLY AUTOMATIC INVESTMENTS OF AT LEAST $50 FROM A BANK ACCOUNT. INVESTART IS NOT AVAILABLE ON TAX-EXEMPT OR INDEX FUNDS. THE MINIMUM INITIAL INVESTMENT FOR IRAS IS $250, EXCEPT FOR THE $2,000 MINIMUM REQUIRED FOR THE S&P 500 INDEX FUND. IRAS ARE NOT AVAILABLE FOR TAX-EXEMPT FUNDS. THE GROWTH AND TAX STRATEGY FUND IS NOT AVAILABLE AS AN INVESTMENT FOR YOUR IRA BECAUSE THE MAJORITY OF ITS INCOME IS TAX EXEMPT.

'S&P 500' IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC. AND HAS BEEN LICENSED FOR OUR USE. 'WILSHIRE 4500' IS A TRADEMARK OF WILSHIRE ASSOCIATES INCORPORATED AND HAS BEEN LICENSED FOR OUR USE. 'NASDAQ-100(REGISTERED TRADEMARK)', 'NASDAQ-100 INDEX(REGISTERED TRADEMARK)', AND 'NASDAQ(REGISTERED TRADEMARK)', ARE TRADE OR SERVICE MARKS OF THE NASDAQ STOCK MARKET, INC. (WHICH WITH ITS AFFILIATES ARE THE "CORPORATIONS") AND HAVE BEEN LICENSED FOR OUR USE. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE USAA NASDAQ-100 INDEX FUND. 'DOW JONES' AND 'DOW JONES GLOBAL TITANS INDEX(SERVICE MARK)' ARE SERVICE MARKS OF DOW JONES & COMPANY, INC. AND HAVE BEEN LICENSED FOR OUR USE. THESE INDEX PRODUCTS ARE NOT SPONSORED, SOLD, OR PROMOTED BY THE TRADE OR SERVICE MARK OWNERS AND NEITHER THE TRADE OR SERVICE MARK OWNERS NOR ANY OF THEIR SUBSIDIARIES OR AFFILIATES MAKE ANY REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THESE PRODUCTS. - INDEX PRODUCTS INCUR FEES AND EXPENSES AND MAY NOT ALWAYS BE INVESTED IN ALL SECURITIES OF THE INDEX THE FUND ATTEMPTS TO MIRROR. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

CALIFORNIA, FLORIDA, NEW YORK, AND VIRGINIA FUNDS AVAILABLE TO RESIDENTS ONLY.

THE SCIENCE & TECHNOLOGY FUND MAY BE MORE VOLATILE THAN A FUND THAT DIVERSIFIES ACROSS MANY INDUSTRIES.

FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY.

SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES, OR THE FEDERAL ALTERNATIVE MINIMUM TAX.

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

NONDEPOSIT INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, USAA FEDERAL SAVINGS BANK, ARE SUBJECT TO INVESTMENT RISKS, AND MAY LOSE VALUE.

FOR MORE COMPLETE INFORMATION ABOUT THE MUTUAL FUNDS MANAGED AND DISTRIBUTED BY USAA INVESTMENT MANAGEMENT COMPANY, INCLUDING CHARGES AND OPERATING EXPENSES, PLEASE CALL 1-800-531-8181 FOR A PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST.

*CLOSED TO NEW INVESTORS.











FAREWELL FROM MICKEY ROTH

[PHOTOGRAPH OF MICHAEL J.C. ROTH, CFA, APPEARS HERE.]

Dear Investor,

After almost 15 years as chief executive officer of USAA Investment Management Company, I have decided to retire. I have often noted that I've been very fortunate to work in a profession that I love in a job that fascinates me. Over the last decade and a half my colleagues and I, and you, have grown our company from a small mutual fund firm with an even smaller brokerage service into a nationally recognized investment company. By serving you, we have built a company whose future is more exciting than even the past few years have been. I am proud of the special bond we have with you, our member.

I am pleased to announce that Chris Claus will assume the leadership of IMCO. Chris joined USAA in 1994 and served most recently as senior vice president of Investment Sales and Service. In this position he oversaw both mutual funds and brokerage services. I am certain he will guide this company with great skill and energy.

It has been my pleasure and honor to serve you.

Sincerely,

Michael J.C. Roth, CFA


USAA BROKERAGE SERVICES IS A DISCOUNT BROKERAGE SERVICE OF USAA INVESTMENT MANAGEMENT COMPANY, A MEMBER OF THE NASD.






MESSAGE FROM THE PRESIDENT

[PHOTOGRAPH OF THE PRESIDENT AND VICE CHAIRMAN OF THE BOARD, CHRISTOPHER W. CLAUS, APPEARS HERE.]

--------------------------------------------------------------------------------
- Served USAA from 1994-2000 as head of Investment Sales and Service

- Before joining USAA, was vice president of Equity Trading and Retirement Plans at Norwest Investment Services, Inc. (NISI) in Minneapolis, Minnesota

- Holds a master of business administration degree from the University of St. Thomas in St. Paul, Minnesota, and a bachelor of business administration degree from the University of Minnesota

- Holds NASD Series 7, 63, 24, 4, and 53 securities licenses

- Active member of the Mutual Fund Education Alliance and the Securities Industry Association

- Married with three children
--------------------------------------------------------------------------------

Dear Investor,

I am honored to succeed Mickey Roth as president and chief executive officer of USAA Investment Management Company and welcome the challenge of leading this company to even higher levels of performance and service to you. With the help of IMCO's strong and dedicated management team, we plan to build on the solid foundation that Mickey created for this company during his many years of service.

Our direction for IMCO is straightforward: excellent products and services, convenience, and value for our investors. We want to enhance our existing services and offer new features to make it easier for you to do business. One example is the USAA Investment Account -- a money management concept, long envisioned by Mickey, that we're now building. The account will allow you to hold both USAA mutual funds and brokerage investments in one consolidated account. This will give you one account number for all your investments, one consolidated statement, and overall simplicity and convenience for your money management.

I have always believed that strong investment performance, coupled with USAA's commitment to world-class service, will serve the needs of our investors. All of us at IMCO will work diligently to continue to make this happen.

On behalf of IMCO, I thank you for giving us the opportunity to deliver products and services at an exceptional value. I appreciate your support and continued business.

Sincerely,

Christopher W. Claus

PRESIDENT AND
VICE CHAIRMAN OF THE BOARD








INVESTMENT REVIEW

USAA FIRST START GROWTH FUND

OBJECTIVE: Long-term capital appreciation.

TYPES OF INVESTMENTS: Invests principally in equity securities of companies that provide goods and services we believe are familiar to young people.

--------------------------------------------------------------------------------
                                            1/31/01               7/31/00
--------------------------------------------------------------------------------
  Net Assets                            $244.4 Million       $249.0 Million
  Net Asset Value Per Share                 $14.95               $17.17
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/01
--------------------------------------------------------------------------------
     7/31/00 to 1/31/01          1 YEAR            SINCE INCEPTION ON 8/1/97
          -12.88%(+)             -7.32%                     12.55%
--------------------------------------------------------------------------------

(+) TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. THIS SIX-MONTH RETURN IS CUMULATIVE.

TOTAL RETURN EQUALS INCOME YIELD PLUS SHARE PRICE CHANGE AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, AND AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.








                        CUMULATIVE PERFORMANCE COMPARISON

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA First Start Growth Fund, the S&P 500 Index, and the Lipper Growth Funds Average for the period of 08/01/1997 through 01/31/2001. The data points from the graph are as follows:


              USAA FIRST START             S&P 500              LIPPER GROWTH
                GROWTH FUND                 INDEX               FUNDS AVERAGE
              -----------------         -------------          ----------------

08/01/97         $10,000                   $10,000                 $10,000
01/31/98          10,250                    10,356                  10,149
07/31/98          12,270                    11,931                  11,406
01/31/99          14,693                    13,723                  13,058
07/31/99          15,560                    14,341                  13,597
01/31/00          16,320                    15,142                  15,710
07/31/00          17,362                    15,627                  16,527
01/31/01          15,126                    15,005                  15,233

DATA SINCE INCEPTION ON 08/01/97 THROUGH 01/31/01.

THE GRAPH ILLUSTRATES THE COMPARISON OF A $10,000 HYPOTHETICAL INVESTMENT IN THE USAA FIRST START GROWTH FUND TO THE S&P 500 INDEX AND THE LIPPER GROWTH FUNDS AVERAGE. THE S&P 500 INDEX IS AN UNMANAGED INDEX REPRESENTING THE WEIGHTED AVERAGE PERFORMANCE OF A GROUP OF 500 WIDELY HELD, PUBLICLY TRADED STOCKS. IT IS NOT POSSIBLE TO INVEST IN THE S&P 500 INDEX. THE LIPPER GROWTH FUNDS AVERAGE IS AN AVERAGE PERFORMANCE LEVEL OF ALL GROWTH FUNDS, AS REPORTED BY LIPPER ANALYTICAL SERVICES, INC., AN INDEPENDENT ORGANIZATION THAT MONITORS THE PERFORMANCE OF MUTUAL FUNDS.






MESSAGE FROM THE MANAGER

[PHOTOGRAPH OF PORTFOLIO MANAGER, CURT ROHRMAN, APPEARS HERE.]

Pedal! Pedal! Pedal! Great job! Don't stop! Don't look down! Pedal! Pedal! Pedal! Fantastic!

I bet you've heard these words before, or at least something similar. I've been saying them a lot lately, because my daughter is working hard to learn to ride her bicycle.

Think back to when you learned to ride a bike. Here's what probably happened.

You started out thinking it would be a piece of cake (it looks so easy...) but, after falling once or twice (ouch!), you decided to try again another day. Once your courage was back up, you went out again. You then sweated a ton (along with Mom, Dad, big brother, or big sister), thought about quitting several more times, and skinned your knees and elbows a few times, but kept after it. The reason you kept trying was that you had a goal: There was absolutely no way you were going to be the only kid in your class still using training wheels. Finally, you got it.

As I huffed and puffed my way around the school parking lot with my daughter last week, I decided learning to ride a bike is just like investing. Here's how. It looks really easy until you try it. There will definitely be some spills along the way. When you fall, you can't quit. Neither a tumble in the market nor a tumble on your bike should knock you off your goal. You've got to stay focused on your saving and investing game plan. Keep socking money away -- weekly, monthly, whatever. No one knows if the market will fall tomorrow, but we do know it tends to increase over long periods of time. So if you stick with it, you'll have that much more invested when the market does recover and you might reach your saving and investment goals sooner.

PERFORMANCE

Ouch! Stocks wiped out during the past six months, with the S&P 500 Index declining 3.98%. Not since the stock market crash of 1987 has the market performed so poorly during an August-to-January period, a time when stock prices have typically increased. In fact, since I learned how to ride my bike (1970, by the way, and it had a banana seat -- ask Mom or Dad about those), there have been only four other August-to-January time periods as bad as the one we just experienced. Since 1926, the stock market has risen an average of 11% per year, according to Standard & Poor's.

Each of these four periods had something in common: Investors thought the United States economy was going into a recession. This time is the same. Consumers aren't spending. Companies aren't spending. And investors are worried about corporate profits. Less profitable companies mean less valuable stocks.

Your USAA First Start Growth Fund had a tough six-month period, declining 12.88%. The biggest reason we did worse than the S&P 500 Index was the Fund's heavy emphasis on technology stocks. During the last six months, the S&P's technology sector fell an incredible 28.30% and was by far the worst sector in the market. Many of our holdings lost more than one-third of their value. This group includes some of the most widely recognized names in technology: Cisco Systems, Dell Computer, Ericsson, Intel, Lucent Technologies, and Nortel Networks. This group also includes companies with strong competitive positions but less well-known names: Applied Materials, Clarent, JDS Uniphase, Level 3 Communications, Micron Technologies, and Nuance Communications. Outside of technology, Clear Channel Communications and Disney experienced declines of 14.41% and 21.04%, respectively. The Lucent Technologies position was eliminated during the period.

Despite the ugly stock market, some of your Fund's holdings had an exceptional period. Buckle, California Pizza Kitchen, Duane Reade, Genesco, Mattel, Target, Tootsie Roll, and Vans each increased more than 30%. Wet Seal rose a remarkable 183.71%.

STRATEGY

The USAA First Start Growth Fund buys stocks of companies that make products or provide services we believe are familiar to you. We try not to buy a bunch of companies that all make the same thing. Instead, the stocks we own are spread across three primary areas: consumer products, technology, and health care. We like companies that are really good at what they do and have built, or are building, leadership positions. Companies we buy have to be growing faster than the average company -- this means they have to sell a lot more products each and every year.

OUTLOOK

We think the stock market has the potential to do well during the next several years, and our reasons are unchanged. Companies in the United States in general are the most competitive on the planet. We believe U.S. companies make better, more innovative products at lower costs than companies anywhere else. People around the world want U.S. products. Whether it's handheld personal digital assistants (PDAs), cosmetics, animated films, beverages, Internet infrastructure, or pharmaceuticals, our market share advantage is widening. This is important if U.S. companies are going to continue to grow rapidly.


REFER TO THE BOTTOM OF PAGE 4 FOR THE S&P 500 INDEX DEFINITION.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.







----------------------------------       ---------------------------------------
      TOP 10 EQUITY HOLDINGS                       TOP 10 INDUSTRIES
        (% OF NET ASSETS)                          OF EQUITY HOLDINGS
----------------------------------                 (% OF NET ASSETS)
Clear Channel                            ---------------------------------------
  Communications, Inc.        3.3%       Computer Software & Service       12.5%
General Electric Co.          3.1        Communication Equipment           10.4
Target Corp.                  3.1        Electronics - Semiconductors      10.0
Nortel Networks Corp. ADR     2.7        Drugs                              6.0
AOL Time Warner, Inc.         2.5        Retail - Specialty Apparel         5.6
Johnson & Johnson, Inc.       2.4        Computer - Hardware                4.6
Microsoft Corp.               2.4        Entertainment                      4.4
Oracle Corp.                  2.4        Biotechnology                      4.3
PepsiCo, Inc.                 2.4        Electrical Equipment               4.3
Avon Products, Inc.           2.2        Retail - General Merchandising     4.0
----------------------------------       ---------------------------------------

YOU WILL  FIND A  COMPLETE  LIST OF THE  SECURITIES  THAT THE FUND OWNS ON PAGES
8-12.







USAA FIRST START GROWTH FUND

PORTFOLIO OF INVESTMENTS

JANUARY 31, 2001
(UNAUDITED)

                                                                         MARKET
  NUMBER                                                                 VALUE
OF SHARES                       SECURITY                                 (000)
--------------------------------------------------------------------------------
                             COMMON STOCKS (100.1%)

            BANKS - MAJOR REGIONAL (1.9%)
  100,000   Mellon Financial Corp.                                      $  4,660
--------------------------------------------------------------------------------
            BEVERAGES - NONALCOHOLIC (2.4%)
  135,000   PepsiCo, Inc.                                                  5,949
--------------------------------------------------------------------------------
            BIOTECHNOLOGY (4.3%)
   22,000   Abgenix, Inc.*                                                   924
   14,000   Affymetrix, Inc.*                                                933
   17,000   Amgen, Inc.*                                                   1,195
   27,000   Diversa Corp.*                                                   685
   19,000   Genentech, Inc.*                                               1,126
   15,000   Human Genome Sciences, Inc.*                                     915
   21,000   IDEC Pharmaceuticals Corp.*                                    1,235
   28,000   Immunex Corp.*                                                   858
   27,000   Incyte Pharmaceuticals, Inc.*                                    753
   13,000   Invitrogen Corp.*                                                968
   16,000   Millennium Pharmaceuticals, Inc.*                                802
--------------------------------------------------------------------------------
                                                                          10,394
--------------------------------------------------------------------------------
            BROADCASTING - RADIO & TV (3.3%)
  125,000   Clear Channel Communications, Inc.*                            8,151
--------------------------------------------------------------------------------
            COMMUNICATIONS EQUIPMENT (10.4%)
   15,000   Avanex Corp.*                                                    969
   31,000   CIENA Corp.*                                                   2,792
   80,000   Clarent Corp.*                                                 1,340
   23,000   Comverse Technology, Inc.*                                     2,606
   49,000   JDS Uniphase Corp.*                                            2,686
  119,000   LM Ericsson Telephone Co. ADR                                  1,413
  174,000   Nortel Networks Corp. ADR                                      6,652
   51,900   QUALCOMM, Inc.*                                                4,363
   25,000   Research in Motion Ltd.*                                       1,645
   30,000   Sycamore Networks, Inc.*                                       1,058
--------------------------------------------------------------------------------
                                                                          25,524
--------------------------------------------------------------------------------
            COMPUTER - HARDWARE (4.6%)
  133,000   Dell Computer Corp.*                                           3,474
   68,000   Handspring, Inc.*                                              3,125
   72,000   Hewlett-Packard Co.                                            2,645
   77,000   Palm, Inc.*                                                    2,089
--------------------------------------------------------------------------------
                                                                          11,333
--------------------------------------------------------------------------------
            COMPUTER - NETWORKING (3.6%)
   18,000   Brocade Communications Systems, Inc.*                          1,625
  103,000   Cisco Systems, Inc.*                                           3,856
   30,000   Extreme Networks, Inc.*                                        1,429
   17,000   Juniper Networks, Inc.*                                        1,801
--------------------------------------------------------------------------------
                                                                           8,711
--------------------------------------------------------------------------------
            COMPUTER SOFTWARE & SERVICE (12.5%)
   27,000   Agile Software Corp.*                                          1,330
   38,300   BEA Systems, Inc.*                                             2,525
   12,000   Check Point Software Technologies Ltd.*                        1,830
   61,000   Electronic Arts, Inc.*                                         2,795
   40,000   i2 Technologies, Inc.*                                         2,025
   22,000   Interwoven, Inc.*                                                738
    9,000   Mercury Interactive Corp.*                                       782
   19,000   Micromuse, Inc.*                                               1,535
   96,000   Microsoft Corp.*                                               5,862
   19,000   Nuance Communications, Inc.*                                     714
  204,000   Oracle Corp.*                                                  5,942
   20,000   Siebel Systems, Inc.*                                          1,326
   27,000   SpeechWorks International, Inc.*                                 856
   23,000   Veritas Software Corp.*                                        2,182
--------------------------------------------------------------------------------
                                                                          30,442
--------------------------------------------------------------------------------
            DRUGS (6.0%)
   57,000   Merck & Co., Inc.                                              4,684
  121,000   Pfizer, Inc.                                                   5,463
   82,000   Pharmacia Corp.                                                4,594
--------------------------------------------------------------------------------
                                                                          14,741
--------------------------------------------------------------------------------
            ELECTRICAL EQUIPMENT (4.3%)
   18,000   Capstone Turbine Corp.*                                          738
   11,000   FuelCell Energy, Inc.*                                           786
  164,000   General Electric Co.                                           7,544
   25,000   Plug Power, Inc.*                                                666
   49,000   Proton Energy Systems, Inc.*                                     735
--------------------------------------------------------------------------------
                                                                          10,469
--------------------------------------------------------------------------------
            ELECTRONICS - INSTRUMENTATION (1.2%)
   65,000   Teradyne, Inc.*                                                2,848
--------------------------------------------------------------------------------
            ELECTRONICS - SEMICONDUCTORS (10.0%)
   69,000   Analog Devices, Inc.*                                          4,319
   38,000   Applied Micro Circuits Corp.*                                  2,793
   36,000   GlobeSpan, Inc.*                                               1,289
  148,000   Intel Corp.                                                    5,476
   25,000   Linear Technology Corp.                                        1,566
   65,000   Micron Technology, Inc.*                                       2,975
   31,000   Silicon Laboratories, Inc.*                                      624
  122,000   Texas Instruments, Inc.                                        5,344
--------------------------------------------------------------------------------
                                                                          24,386
--------------------------------------------------------------------------------
            ENTERTAINMENT (4.4%)
  114,000   AOL Time Warner, Inc.*                                         5,992
  157,000   Walt Disney Co.                                                4,781
--------------------------------------------------------------------------------
                                                                          10,773
--------------------------------------------------------------------------------
            EQUIPMENT - SEMICONDUCTORS (2.4%)
   78,000   Applied Materials, Inc.*                                       3,924
   40,000   KLA-Tencor Corp.*                                              1,835
--------------------------------------------------------------------------------
                                                                           5,759
--------------------------------------------------------------------------------
            FINANCE - DIVERSIFIED (1.2%)
   35,000   Morgan Stanley Dean Witter & Co.                               2,966
--------------------------------------------------------------------------------
            FOODS (0.5%)
   25,000   Tootsie Roll Industries, Inc.                                  1,268
--------------------------------------------------------------------------------
            HEALTH CARE - DIVERSIFIED (2.4%)
   63,000   Johnson & Johnson, Inc.                                        5,867
--------------------------------------------------------------------------------
            HOSPITALS (0.4%)
   33,000   LifePoint Hospitals, Inc.*                                     1,085
--------------------------------------------------------------------------------
            LEISURE TIME (0.9%)
   84,000   Mattel, Inc.                                                   1,248
   13,000   Sony Corp. ADR                                                   956
--------------------------------------------------------------------------------
                                                                           2,204
--------------------------------------------------------------------------------
            MEDICAL PRODUCTS & SUPPLIES (3.2%)
   12,000   Align Technology, Inc.*                                          162
   15,000   Applera Corp.                                                  1,260
   33,000   Guidant Corp.*                                                 1,634
   88,000   Medtronic, Inc.                                                4,752
--------------------------------------------------------------------------------
                                                                           7,808
--------------------------------------------------------------------------------
            OIL & GAS - DRILLING/EQUIPMENT (3.7%)
   43,000   Baker Hughes, Inc.                                             1,778
   35,000   Diamond Offshore Drilling, Inc.                                1,417
   40,000   Halliburton Co.                                                1,648
   32,000   Schlumberger Ltd. ADR                                          2,458
   36,000   Transocean Sedco Forex, Inc.                                   1,636
--------------------------------------------------------------------------------
                                                                           8,937
--------------------------------------------------------------------------------
            PERSONAL CARE (2.2%)
  130,000   Avon Products, Inc.                                            5,499
--------------------------------------------------------------------------------
            RESTAURANTS (0.5%)
   47,000   California Pizza Kitchen, Inc.*                                1,295
--------------------------------------------------------------------------------
            RETAIL - BUILDING SUPPLIES (0.7%)
   35,000   Home Depot, Inc.                                               1,687
--------------------------------------------------------------------------------
            RETAIL - DRUGS (0.4%)
   29,000   Duane Reade, Inc.*                                               951
--------------------------------------------------------------------------------
            RETAIL - GENERAL MERCHANDISING (4.0%)
  200,000   Target Corp.                                                   7,596
   40,000   Wal-Mart Stores, Inc.                                          2,272
--------------------------------------------------------------------------------
                                                                           9,868
--------------------------------------------------------------------------------
            RETAIL - SPECIALTY APPAREL (5.6%)
  128,500   Buckle, Inc.*                                                  2,632
   49,000   Gap, Inc.                                                      1,597
  210,000   Genesco, Inc.*                                                 5,267
   85,000   The Wet Seal, Inc.*                                            2,683
  176,000   Urban Outfitters, Inc.*                                        1,562
--------------------------------------------------------------------------------
                                                                          13,741
--------------------------------------------------------------------------------
            SERVICES - COMMERCIAL & CONSUMER (0.5%)
   23,000   Gemstar-TV Guide International, Inc.*                          1,192
--------------------------------------------------------------------------------
            SHOES (0.9%)
  107,000   Vans, Inc.*                                                    2,087
--------------------------------------------------------------------------------
            TELECOMMUNICATIONS - LONG DISTANCE (1.0%)
   58,000   Level 3 Communications, Inc.*                                  2,360
--------------------------------------------------------------------------------
            TELEPHONES (0.7%)
  105,000   Metromedia Fiber Network, Inc. "A"*                            1,673
--------------------------------------------------------------------------------
            Total common stocks (cost: $213,974)                         244,628
--------------------------------------------------------------------------------


 PRINCIPAL
  AMOUNT
  (000)
-----------
                  MONEY MARKET INSTRUMENT (0.2%)

  $  426    Federal Home Loan Bank, Discount Note,
              5.58%, 2/01/2001 (cost: $426)                                  426
--------------------------------------------------------------------------------
            Total investments (cost: $214,400)                          $245,054
================================================================================








USAA FIRST START GROWTH FUND

NOTES TO PORTFOLIO OF INVESTMENTS

JANUARY 31, 2001
(UNAUDITED)


GENERAL NOTES

Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The percentages shown represent the percentage of the investments to net assets. Investments in foreign securities were 6.1% of net assets at January 31, 2001.

ADR - American Depositary Receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.


SPECIFIC NOTES

* Non-income producing.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.







USAA FIRST START GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

JANUARY 31, 2001
(UNAUDITED)


ASSETS

   Investments in securities, at market value (identified
     cost of $214,400)                                                 $245,054
   Cash                                                                     103
   Cash denominated in foreign currencies (identified cost of $3)             3
   Receivables:
      Capital shares sold                                                   225
      Dividends                                                              40
      Securities sold                                                     1,230
                                                                       --------
         Total assets                                                   246,655
                                                                       --------

LIABILITIES

   Securities purchased                                                   1,615
   Capital shares redeemed                                                   82
   USAA Investment Management Company                                       119
   USAA Transfer Agency Company                                             221
   Accounts payable and accrued expenses                                    193
                                                                       --------
         Total liabilities                                                2,230
                                                                       --------
            Net assets applicable to capital shares outstanding        $244,425
                                                                       ========

REPRESENTED BY

   Paid-in capital                                                     $229,888
   Accumulated undistributed net investment loss                         (1,426)
   Accumulated net realized loss on investments                         (14,691)
   Net unrealized appreciation of investments                            30,654
                                                                       --------
            Net assets applicable to capital shares outstanding        $244,425
                                                                       ========
   Capital shares outstanding                                            16,353
                                                                       ========
   Authorized shares of $.01 par value                                   95,000
                                                                       ========
   Net asset value, redemption price, and offering price per share     $  14.95
                                                                       ========


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.








USAA FIRST START GROWTH FUND

STATEMENT OF OPERATIONS
(IN THOUSANDS)

SIX-MONTH PERIOD ENDED JANUARY 31, 2001
(UNAUDITED)


NET INVESTMENT LOSS

   Income:
      Dividends (net of foreign taxes withheld of $1)                  $    568
      Interest                                                               39
                                                                       --------
         Total income                                                       607
                                                                       --------
   Expenses:
      Management fees                                                       925
      Transfer agent's fees                                               1,241
      Custodian's fees                                                       63
      Postage                                                               181
      Shareholder reporting fees                                             48
      Directors' fees                                                         2
      Registration fees                                                      21
      Professional fees                                                      21
      Other                                                                   3
                                                                       --------
         Total expenses before reimbursement                              2,505
      Expenses reimbursed                                                  (472)
                                                                       --------
         Total expenses after reimbursement                               2,033
                                                                       --------
            Net investment loss                                          (1,426)
                                                                       --------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS

   Net realized loss                                                     (5,524)
   Change in net unrealized appreciation/depreciation                   (27,029)
                                                                       --------
            Net realized and unrealized loss                            (32,553)
                                                                       --------
Decrease in net assets resulting from operations                       $(33,979)
                                                                       ========


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.








USAA FIRST START GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

SIX-MONTH PERIOD ENDED JANUARY 31, 2001,
AND YEAR ENDED JULY 31, 2000
(UNAUDITED)

                                                        1/31/2001     7/31/2000
                                                        -----------------------
FROM OPERATIONS

   Net investment loss                                  $ (1,426)     $ (1,901)
   Net realized loss on investments                       (5,524)       (9,156)
   Change in net unrealized appreciation/depreciation
      of investments                                     (27,029)       33,248
                                                        -----------------------
      Increase (decrease) in net assets
         resulting from operations                       (33,979)       22,191
                                                        -----------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM

   Net realized gains                                          -          (646)
                                                        -----------------------

FROM CAPITAL SHARE TRANSACTIONS

   Proceeds from shares sold                              44,305       117,958
   Reinvested dividends                                        -           527
   Cost of shares redeemed                               (14,891)      (46,842)
                                                        -----------------------
         Increase in net assets from capital
            share transactions                            29,414        71,643
                                                        -----------------------
Net increase (decrease) in net assets                     (4,565)       93,188

NET ASSETS

   Beginning of period                                   248,990       155,802
                                                        -----------------------
   End of period                                        $244,425      $248,990
                                                        =======================

ACCUMULATED UNDISTRIBUTED
    NET INVESTMENT LOSS

   End of period                                        $ (1,426)     $      -
                                                        =======================

CHANGE IN SHARES OUTSTANDING

   Shares sold                                             2,804         7,209
   Shares issued for dividends reinvested                      -            36
   Shares redeemed                                          (954)       (2,832)
                                                        -----------------------
      Increase in shares outstanding                       1,850         4,413
                                                        =======================


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.










USAA FIRST START GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

JANUARY 31, 2001
(UNAUDITED)


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of 17 separate funds. The information presented in this semiannual report pertains only to the USAA First Start Growth Fund (the Fund). The Fund's investment objective is long-term capital appreciation. USAA Investment Management Company (the Manager) attempts to achieve this objective by investing the Fund's assets in equity securities of companies that provide goods and services that it believes are familiar to young people.

A. SECURITY VALUATION - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the closing values of such securities on the exchange where primarily traded. If no sale is reported, the average of the bid and asked prices is generally used depending upon local custom or regulation.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value.

4. Securities that cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Directors.

B. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities.

D. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following basis:

1. Market value of securities, other assets, and liabilities at the mean between the bid and asked translation rates of such currencies against U.S. dollars on a daily basis.

2. Purchases and sales of securities, income, and expenses at the rate of exchange obtained from an independent pricing service on the respective dates of such transactions.

Net realized and unrealized foreign currency gains/losses occurring during the holding period of investments are a component of realized gain/loss on investments and unrealized appreciation/depreciation on investments, respectively.

Net realized foreign currency gains/losses arise from sales of foreign currency; currency gains/losses realized between the trade and settlement dates on security transactions; and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. Net realized foreign currency gains/losses have been reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in the exchange rate.

E. USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINES OF CREDIT

The Fund participates with other USAA funds in two joint, short-term, revolving, committed loan agreements totaling $500 million -- $400 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager, and $100 million with Bank of America. The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Prior to January 10, 2001, the funds had two agreements with CAPCO -- $250 million committed and $500 million uncommitted.

Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 25% of the Fund's total assets. The Fund had no borrowings under either of these agreements during the six-month period ended January 31, 2001.

(3) DISTRIBUTIONS

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At July 31, 2000, the Fund had a capital loss carryover for federal income tax purposes of $8,021,000, which will expire in 2008-2009. It is unlikely that the Company's Board of Directors will authorize a distribution of capital gains realized in the future until the capital loss carryover has been utilized or expires.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the six-month period ended January 31, 2001, were $103,994,000 and $75,200,000, respectively.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

Gross unrealized appreciation and depreciation of investments as of January 31, 2001, were $50,008,000 and $19,354,000, respectively.

(5) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager carries out the Fund's investment policies and manages the Fund's portfolio. The Fund's management fees are computed at 0.75% of its annual average net assets.

The Manager has voluntarily agreed to limit the annual expenses of the Fund to 1.65% of its average net assets through December 1, 2001, and accordingly has waived a portion of its management fees.

B. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $26 per shareholder account plus out-of-pocket expenses.

C. UNDERWRITING SERVICES - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

(6) TRANSACTIONS WITH AFFILIATES

USAA Investment Management Company is indirectly wholly owned by United Services Automobile Association (the Association), a large, diversified financial services institution. At January 31, 2001, the Association and its affiliates owned 2,000,000 shares (12.2%) of the Fund.

Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received any compensation from the Fund.

(7) FINANCIAL HIGHLIGHTS

Per-share operating performance for a share outstanding throughout each period is as follows:

                                   SIX-MONTH
                                 PERIOD ENDED
                                  JANUARY 31,            YEAR ENDED JULY 31,
                                 --------------------------------------------------
                                    2001          2000          1999          1998*
                                 --------------------------------------------------
Net asset value at
   beginning of period           $  17.17      $  15.44      $  12.27      $  10.00
Net investment loss                  (.09)(a)      (.15)(a)      (.07)(a)      (.10)(a)
Net realized and
   unrealized gain (loss)           (2.13)         1.94          3.32          2.37
Distributions of realized
   capital gains                        -          (.06)         (.08)            -
                                 --------------------------------------------------
Net asset value at
   end of period                 $  14.95      $  17.17      $  15.44      $  12.27
                                 ==================================================
Total return (%)**                 (12.88)        11.58         26.81         22.70
Net assets at end
   of period (000)               $244,425      $248,990      $155,802      $ 45,344
Ratio of expenses to
   average net assets (%)            1.65(b)       1.65          1.65          1.65
Ratio of expenses to average
   net assets, excluding
   reimbursements (%)                2.03(b)       1.95(a)       1.87(a)          -
Ratio of net investment
   loss to average
   net assets (%)                   (1.16)(b)      (.92)         (.50)         (.83)
Portfolio turnover (%)              30.78         52.58         26.64         52.11

  * FUND COMMENCED OPERATIONS ON AUGUST 1, 1997.
 ** ASSUMES REINVESTMENT OF ALL CAPITAL GAIN DISTRIBUTIONS DURING THE PERIOD.
(a) CALCULATED USING AVERAGE SHARES.
(b) ANNUALIZED. THE RATIO IS NOT NECESSARILY INDICATIVE OF 12 MONTHS OF OPERATIONS.








DIRECTORS
Robert G. Davis, CHAIRMAN OF THE BOARD
Christopher W. Claus, VICE CHAIRMAN OF THE BOARD
Barbara B. Dreeben
Robert L. Mason
David G. Peebles
Michael F. Reimherr
Laura T. Starks
Richard A. Zucker

INVESTMENT ADVISER, UNDERWRITER, AND DISTRIBUTOR
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

TRANSFER AGENT                        LEGAL COUNSEL
USAA Shareholder Account Services     Goodwin, Procter & Hoar LLP
9800 Fredericksburg Road              Exchange Place
San Antonio, Texas 78288              Boston, Massachusetts 02109

CUSTODIAN                             INDEPENDENT AUDITORS
State Street Bank and Trust Company   KPMG LLP
P.O. Box 1713                         112 East Pecan, Suite 2400
Boston, Massachusetts 02105           San Antonio, Texas 78205

TELEPHONE ASSISTANCE HOURS            INTERNET ACCESS
Call toll free - Central Time         USAA.COM(REGISTERED TRADEMARK)
Monday - Friday 6 a.m. to 10 p.m.
Saturday 8:30 a.m. to 5 p.m.
Sunday 11:30 a.m. to 8 p.m.

FOR ADDITIONAL INFORMATION ON MUTUAL FUNDS
1-800-531-8181, (in San Antonio) 456-7200
For account servicing, exchanges, or redemptions
1-800-531-8448, (in San Antonio) 456-7202

RECORDED MUTUAL FUND PRICE QUOTES
24-hour service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

MUTUAL FUND USAA TOUCHLINE(REGISTERED TRADEMARK)
(from touch-tone phones only)
For account balance, last transaction, fund prices, or to exchange or redeem fund shares
1-800-531-8777, (in San Antonio) 498-8777








[USAA LOGO APPEARS HERE.]  WE KNOW WHAT IT MEANS TO SERVE.(REGISTERED TRADEMARK)
                           ---------------------------------------------------
                           INSURANCE - BANKING - INVESTMENTS - MEMBER SERVICES